FIRST AMENDMENT TO
                                 LOAN AGREEMENT

     This FIRST AMENDMENT TO LOAN AGREEMENT (this "First Amendment") is entered into effective as of the 1st day of July 2001, between U.S. Global Investors, Inc. (the "Borrower"), and BANK ONE, NA, with its main office in Chicago, Illinois (the "Bank").

                                    RECITALS

     A. Effective on February 1, 2001, Borrower and Bank executed a loan agreement (the "Loan Agreement") whereby Bank agreed to make available to Borrower a $1,109,827.14 Real Estate Loan, and a Revolving Credit Loan not to exceed the Commitment Amount, pursuant to the terms of the Loan Agreement.

     B. Borrower and Bank desire to modify and amend certain provisions of the Loan Agreement, to waive certain breaches by Borrower of covenants therein and modify the Revolving Credit Loan, and Bank is willing to do so on the terms and conditions stated in this First Amendment.

     C. Each capitalized term used in this First Amendment shall have the meaning given to it in the Loan Agreement.


     NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, Borrower and Bank agree as follows:


                                    AGREEMENT


1.   Article 3 is hereby amended to add Section 3.03 as follows:

     "3.03 Assignment of Account. Borrower shall execute and deliver to Bank an Assignment of Account of even date herewith granting to Bank a first and prior lien on all cash assets and property in the deposit account established or to be established by Borrower with Bank to secure advances under the Revolving Credit Loan, together with all replacements, additions, substitutions and accessions to all of the foregoing, all records relating in any way to the foregoing (the "Deposit Account").

2. Section 5.01 is hereby amended to add subsection (j) as follows:

     (j) The duly executed Assignment of Account assigning the Borrower's right, title and interest in the Deposit Account described in Section 3.03.

3. Section 6.01(c) is hereby amended to add the following at the beginning of the subsection:

     "In the event any amount is outstanding under the Revolving Credit Loan, then..."

4. Section 6.02 is hereby amended to delete subsection (b) "Tangible Net Worth" in its entirety and replace such subsection with a new subsection
     (b) as follows:

     "6.02(b) Current Ratios. Borrower will maintain at all times a ratio of current assets to current liabilities of not less than 2.00:1l00, tested quarterly."

5. Waivers of Compliance.

     (a) Bank and Borrower acknowledge that Borrower breached the Debt Service Coverage covenant set forth in Section 6.02(a) of the Loan Agreement by failing to be in compliance therewith as of the end of the fiscal quarter ending March 31, 2001 and June 30, 2001. Bank hereby waives such breach for the period ending March 31, 2001 and June 30, 2001.

     (b) The waivers contained herein do not constitute waivers by the Bank of any breaches other than the breaches specifically described herein, nor are the waivers provided herein to be construed as a waiver of any future breaches of the Loan Agreement.

6. Appendix A item 5 "Borrowing Base" is deleted and replaced with the following:

          "5. "Borrowing Base" shall mean an amount equal to the currently available funds in the Deposit Account."

7. Exhibit A and Exhibit B to the Loan Agreement are hereby replaced with Exhibit A and Exhibit B attached to this First amendment.

8.   Conditions Precedent.  Paragraphs 1 through 7 above are not effective until
     ---------- ----------
     Bank receives (i) a counterpart of this First Amendment executed by Borrower, (ii) the fully executed Assignment of Account described in
     Section 3.03, (iii) payment of any and all costs and expenses (including without limitation, attorneys' fees and expenses) that Bank may reasonably incur in connection with the preparation and negotiation of this First Amendment and all related documents, and (iv) any other document reasonably required by Bank.

9.   Ratifications.  Borrower (a) ratifies  and confirms all  provisions  of the
     --------------  --------
     Loan  Documents  as amended  by this  First  Amendment,  (b)  ratifies  and
     ----
     confirms that all assurances and Liens granted, conveyed, or assigned to Bank under the Loan Documents are not released, reduced or otherwise adversely affected by this First Amendment and continue to assure, and secure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional documents, and certificates and authorizations as Bank may reasonably request in order to create, perfect, preserve, and protect those assurances and Liens.

10. Representations. Borrower represents and warrants to Bank that as of the date of this First Amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extend that (i) any of them speak to a different specific date or to covenants and conditions as are amended by this First Amendment or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Agreement, and (b) no undisclosed Event of Default has occurred or is continuing

11. Authority; Binding Effect. Each signatory to this First Amendment represents and warrants to Bank that (i) it or he has taken all corporate, partnership or other action required to authorize execution of this First Amendment and compliance with its terms, (ii) this First Amendment does not and will not violate or conflict with any law, statute, regulation, order, agreement, document, or instrument binding on it or him, or its or his property, and (ii) on Bank's request, it or he shall provide reasonably satisfactory evidence thereof to Bank.

12. Agreements Valid, As Amended. Except as modified by this First Amendment, the Loan Agreement and Loan Documents remain in full force and effect as originally written.

13.  Miscellaneous.

     (a) Governing Law. This First Amendment is being executed and delivered, and is intended to be performed, in the State of Texas, whose substantive laws govern the validity, construction, enforcement and interpretation of this First Amendment.

     (b) Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this First Amendment.

     (c) Multiple Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this First Amendment by signing such counterpart.

     (d) Texas Business and Commerce Code Section 26.02 Notice. THIS FIRST AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING THE MATTERS CONTAINED HEREIN (BUT DOES NOT AFFECT THE LOAN DOCUMENTS EXCEPT AS SPECIFIED HEREIN) AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                   "Borrower"

                                   U.S. GLOBAL INVESTORS, INC.

                                   By:     ____________________________
                                   Name: Frank E. Holmes
                                   Title:   Chairman and Chief Executive Officer
                                   Date:  _____________________________

                                     "Bank"

                                   BANK ONE, NA, with its
                                   Main office in Chicago, Illinois

                                   By:       __________________________
                                   Name:  Clay D. Jett
                                   Title:    Vice President
                                   Date:    ___________________________

                                    EXHIBIT A

                  BORROWING BASE COMPLIANCE (DRAW) CERTIFICATE


1.       Balance of immediately available funds $ Deposit Account

2.       Amount of Revolving Credit Note $

3.       Lesser of line 1 or line 2                   $
                                                       -------------------------

4.       Present Revolving Credit Note balance $ (principal outstanding)

5. Principal Balance available for borrowing $ (line 3 minus line 4) (If line 5 is a negative number, then a "pay down" in accordance with the Agreement is required)

Pursuant to that certain Business Loan Agreement dated February 1, 2001, as amended by that First Amendment to Loan Agreement dated to be effective July 1, 2001, (the "Loan Agreement") as entered into by and between U.S. Global Investors, Inc. ("Borrower") and Bank One, NA ("Bank One"), Borrower submits the foregoing information for the purpose of inducing Bank One to advance money to Borrower from the balance of funds available (if any) under Borrower's Revolving Credit Note dated February 1, 2001, in the original principal amount of $1,000,000.00. Borrower hereby certifies and affirms that the information contained in this Borrowing Base Compliance (Draw) Certificate is true, complete and correct according to the financial records of the Borrower and is properly available as collateral for advances pursuant to the Agreement and the representations and warranties set forth therein, As of the Date of this Certificate Borrower is in full compliance with all terms, conditions, covenants and provisions of the Loan Agreement. Borrower is not aware of an Event of Default under the Loan Agreement or any facts or circumstances which might give rise to any Event of Default. The terms used in this Certificate have the same meaning as assigned to them in the Loan Agreement. Borrower further certifies that all withholding taxes and FICA Taxes have been paid in full as of the date of this Certificate.

                                          Borrower:

                                          U.S. Global Investors, Inc.


                                          By:
                                             -----------------------------------
                                          Its:
----------------------                        ----------------------------------
         (date)

                                    EXHIBIT B

                BORROWING BASE (COVENANT) COMPLIANCE CERTIFICATE
                      (For the month/quarter/year ending )


     Pursuant to the Loan Agreement dated February 1, 2001, as amended by that First Amendment to Loan Agreement dated to be effective July 1, 2001, (the "Loan Agreement") between U.S. Global Investors, Inc. ("Borrower")_ and Bank One, NA ("Bank One"), the undersigned hereby certifies as follows. Unless otherwise defined herein, the terms used in this Certificate have the meaning(s) assigned to it/them I the Loan Agreement.

     1. I am the duly appointed President or Chief Financial Officer or Chief Accounting Officer of Borrower;

     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision a detailed review of the transactions and condition of the Borrower during the accounting period covered by the financial statements being furnished concurrently with this Certificate;

     3. The Borrower is in full compliance with all terms, conditions, covenants and provisions of the Loan Agreement, except as follows:

     4. The Borrower reports its compliance with the financial covenants contained in the Loan Agreement as follows:

Section Covenant                  Required/Permitted            Actual
--------------------------------------------------------------------------------
Current Ratio                       2.00 : 1.00

Ratio of Debt to TNW                 .75 : 1.00

Debt Service Coverage Ratio          1.5 : 1.00


     5. Each of the representations contained in the Loan Agreement are correct as of this date.

     6. The financial statements of Borrower as of , 20 , and for the fiscal year then ended, and the financial statements as of , 20 , and for the partial fiscal year then ended, present fairly the financial condition of Borrower and the results of its operations as of the dates of such statements and for the fiscal periods then ended, and since the date of the latest of such statements there has been no material adverse change in its financial position or its operations.

     7. No Event of Default has occurred and Borrower is not aware of any facts which might result in an Event of Default.


                                                     Borrower:
----------------------------
        Date
                                                     U.S. Global Investors, Inc.


                                                     By:
                                                        ------------------------
                                                     Its:
                                                         -----------------------